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                                                                    EXHIBIT 10.8

                                                                [Execution Copy]

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     THIS AGREEMENT (this "Agreement") is made as of March 5, 1997, by and among JETFAX, INC., a Delaware corporation (the "Company"), and Edward R. Prince, III, Lon B. Radin and Virginia Snyder (each sometimes hereinafter referred to collectively as the "Stockholders" and individually as a "Stockholder").

     WHEREAS, the Stockholders are holders of an aggregate of 767,500 shares of the Company's Common Stock (as defined herein); and

     WHEREAS, the Company is contemplating an initial public offering of the Company's securities and requires in connection therewith that the Stockholders agree to a standoff agreement, and in consideration thereof the Company agrees to grant such Stockholders the registration rights set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1
                                   ---------

                                  Definitions
                                  -----------

    1.1 For purposes of this Agreement, the following terms shall have the meanings set forth below:

          (a) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

          (c) "Common Stock" shall mean the Company's common stock, $.01 par value per share.
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          (d)    "Preferred Stock" shall mean the Company's preferred stock,
$.01 par value per share.

    1.2 Wherever used in this Agreement the words "include" or "including" shall be construed as incorporating, also, "but not limited to" or "without limitation", the word "day" means a calendar day unless otherwise specified, the word "party" means each and every person whose signature is set forth at the end of this Agreement, the word "law" (or "laws") means any statute, ordinance, resolution, regulation, code, rule, order, decree, judgment, injunction, mandate or other legally binding requirements of a government entity, the word "notice" shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and any other written communication contemplated under this Agreement and the words "business day" shall mean any day other than Saturday, Sunday or a day on which commercial banks located in San Francisco, California are required or authorized by law to close.

    1.3 Certain other words and phrases are defined or described elsewhere in this Agreement. Unless the context otherwise requires, words in the singular number include the plural and vice versa. Use of the masculine, feminine or neuter shall include each such other gender. Unless specified to the contrary, references to Articles and/or Sections mean the particular Article or Section in this Agreement. References to this Agreement shall include this Agreement as varied or modified from time to time by the parties.

                                   SECTION 2
                                   ---------

                              Registration Rights
                              -------------------

    2.1   Optional Registrations.  If at any time or times the Company shall
          ----------------------
determine to register any of its securities (for itself or for any other securities holder of the Company) under the Act or any successor legislation (other than a registration relating to stock option plans, employee benefit plans or a Rule 145 transaction), and in connection therewith the Company may lawfully register its Common Stock, the Company will give written notice thereof to the Holders (as defined below) and will use its best efforts to include in such registration and to effect the registration under the Act of all Registrable Securities (as defined below) which such Holders may request in writing delivered to the Company within five (5) days after receipt by such Holders of the notice given by the Company; provided, however, if the
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managing underwriter for the Company advises the Company in writing that including all or part of the Registrable Securities in such offering will adversely affect the marketing of the proposed offering, then, in connection with any such underwritten offering by the Company of any of its securities, such registration of Registrable Securities shall be limited to not less than five percent (5%) of the total number of shares to be sold in the case of an initial public offering of the Company's securities, and ten percent (10%) of the total number of shares to be sold in the case of a subsequent offering; further provided, however, that such limited number of shares of Common Stock in
------- --------  -------
such offering shall be taken from those owned (or obtainable upon the exercise of rights with respect to other securities) by a group of holders requesting registration consisting of the Holders and other holders having similar registration rights to those of the Holders, and such limitation shall be imposed upon the Holders and such other holders pro rata on the basis of the total number of (i) shares of Registrable Securities owned by the requesting Holders and (ii) shares of Common Stock owned, or obtainable by them upon the exercise of rights with respect to other securities, by such other requesting holders. In the event of such a limitation, shares of persons not having similar registration rights will not be included in such registration. Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.1 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act. The Company shall have the right to select the managing underwriter or underwriters for any underwritten public offering made pursuant to a registration under this Section
2.1. Subject to the foregoing, if such proposed registration is in connection with an underwritten offering of Common Stock, upon request of any Holder, the Company shall use its reasonable efforts to cause the managing underwriter therefor to include in such underwritten offering the Registrable Securities as to which the Holder requests such inclusion, on terms and conditions comparable to those of the securities offered on behalf of the Company.

    2.2   Definitions.  For the purposes of Section 2:
          -----------

          (a) The term "Registrable Securities" shall mean (i) the Common Stock issued or issuable upon conversion of all outstanding shares of all series of the Company's Preferred Stock that are so convertible and upon exercise of any warrants of the Company for

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which there are contractual registration rights similar to those of the holders of such Preferred Stock; (ii) the Common Stock held by the Stockholders as of the date of this Agreement; and (iii) any Common Stock or other securities of the Company issued or issuable with respect to the Common Stock described in clauses (i) and (ii) by way of a stock dividend or stock split, or other distribution, with respect to or in exchange for or replacement of such Common Stock or other securities.

          (b) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement.

          (c) The term "Holder" means any person owning or having immediately exercisable right to acquire Registrable Securities, including any of the Stockholders, so long as such Stockholder holds any Registrable Securities.

    2.3   Expenses of Registration.
          ------------------------

          (a) All expenses of the registration and offering incurred in connection with three registrations pursuant to Section 2.1 shall be borne by the Company, except that the Holders shall bear underwriting commissions and discounts attributable to their Registrable Securities being registered and the fees and expenses of separate counsel, if any, for such Holders. All other selling expenses relating to securities registered on behalf of the Holders and all other registration expenses shall be borne by the Holders of such securities pro rata. If the Company includes in any registration any securities to be offered by it, all expenses thereof shall be borne solely by the Company.

          (b) A proportionate share of the expenses of the registration and offering incurred in connection with any registration pursuant to Section 2.1 after the third registration thereunder, shall be borne pro rata by the Holder or Holders requesting the registration on the basis of the ratio of the number of their shares so registered to the total number of shares included in such registration.

    2.4   No Transfer of Registration Rights.  The rights to cause the Company
          ----------------------------------
to register securities granted the Stockholder under

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this Section 2 may not be assigned or transferred in whole or in part.

    2.5   Standoff Agreement.  The Holders shall, if requested by the managing
          ------------------
underwriter or underwriters of any proposed firm underwritten public offering of securities by the Company, agree not to sell any of their Registrable Securities or any other securities of the Company owned by such Holders in any transaction other than pursuant to such underwritten public offering for a period of up to 180 days beginning on the effective date of the applicable registration statement. The Holders shall upon request execute a separate written agreement confirming and agreeing as to the foregoing.

    2.6   Registration Indemnification.  In the event of any registration under
          ----------------------------
the Act pursuant to this Section 2 of Registrable Securities of any Holder, the Company will hold harmless such Holder and each underwriter of such securities and each other person, if any, who controls such Holder or such underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Holder or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, or any preliminary prospectus or final prospectus or amendment or supplement thereto on the effective date thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such Holder and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                               --------  -------
Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or any preliminary prospectus or final prospectus or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder or such underwriter specifically for use in the preparation thereof.

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          It shall be a condition precedent to the obligation of the Company to include in any registration statement any Registrable Securities then held by a Holder that the Company shall have received an undertaking reasonably satisfactory to it and its counsel from each Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Act, with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company through an instrument duly executed by the Holder specifically for use in the preparation of such registration statement, preliminary prospectus or final prospectus or such amendment or supplement thereto.

          Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action involving a claim referred to in the preceding provisions of Section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and or assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the defense thereof.

    2.7   Registration Procedures.  Whenever the Company is required by this
          -----------------------
Agreement to use its best efforts to effect the registration of any securities, the Company shall:

          (a) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective as provided herein;

          (b) prepare and file with the Commission all amendments and supplements to such registration statement and any prospectus used therewith as may be necessary to keep such registration

                                      -6-
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statement effective and current and to comply with the provisions of the Act with respect to the sale or other disposition of such securities;

          (c) furnish to each Holder of such securities such number of copies of a prospectus, including a preliminary pros pectus, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the disposition of its securities; and

          (d) use its best efforts to register or qualify the securities under such other securities or "blue sky" or other applicable laws of such jurisdictions within the United States as the Holder shall reasonably request, to enable the Holder to consummate the public sale or other disposition in such jurisdictions of such securities.

    2.8   Rule 144 Undertakings.  At any time and from time to time after the
          ---------------------
expiration of ninety (90) days following the earlier of the close of business on such date as (i) a registration statement filed by the Company under the Act becomes effective or (ii) the Company registers a class of securities under
Section 12 of the Securities Exchange Act of 1934, as amended, the Company shall use its best efforts to make publicly available and available to the Holders, pursuant to Rule 144 of the Commission under the Act, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to that Rule and the Company shall use its best efforts to timely file with the Commission all documents and reports required of the Company under the Securities Exchange Act of 1934. The Company shall furnish to any Holder upon request (after the preceding sentence shall have become applicable), a written statement executed by the Company as to compliance with the current public information requirements of Rule 144.

    2.9   Cooperation.  In connection with any registration of Registrable
          -----------
Securities pursuant to this Section 2, the Company agrees to:

          (a) enter into such customary agreements (including, in the event of any underwritten public offering, an underwriting agreement containing such terms and provisions, as are customarily contained in underwriting agreements for comparable offerings and, if no underwriting agreement is entered into, an indemnification agreement on such terms as is customary in transactions of such

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nature) and take all such other actions as the Holders or the underwriters, if any, participating in such offering and sale may reasonably request in order to expedite or facilitate such offering and sale;

          (b) furnish, at the request of the Holders or any underwriters participating in such offering and sale, (i) a comfort letter or letters, dated the date of the final prospectus with respect to the Common Stock registered and/or the date of the closing for the sale of the Common Stock from the independent certified public accountants of the Company and addressed to the Holders and any underwriters participating in such offering and sale, which letter or letters shall be in form and substance as is customarily given by independent certified public accountants, and (ii) an opinion, dated the date of the closing for the sale of the Common Stock, of the counsel representing the Company with respect to such offering and sale addressed to the Holders and any such underwriters, which opinion shall be in form and substance as is customary in transactions of a similar nature for similar entities;

          (c) make available for inspection by the Holders and the underwriters, if any, participating in such offering and sale (which inspecting underwriters shall, if reasonably possible, be limited to any manager or managers for such participating underwriters), one counsel for the Holders and any such underwriters, taken together, and one accountant or accounting firm retained by the Holders and any such underwriters, taken together, all financial and other records, corporate documents and properties of the Company, and supply such additional information, as they shall reasonably request; provided that any such party shall keep the contents thereof confidential in the manner prescribed by a confidentiality agreement containing customary terms to be executed by the persons who are provided such access.

    2.10  Action to Suspend Effectiveness; Supplement to Registration Statement.
          ---------------------------------------------------------------------
In connection with any registration of Registrable Securities pursuant to this
Section 2:

          (a)  The Company will notify the Holders and their counsel promptly of
(i) any action by the Commission to suspend the effectiveness of the registration statement covering the Common Stock requested to be registered or the institution or threatening of any proceeding for such purpose (a "STOP ORDER") or (ii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Common Stock requested to be

                                      -8-
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registered for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Immediately upon receipt of any such notice, the Holders shall cease to offer or sell any Common Stock pursuant to the registration statement in the jurisdiction to which such Stop Order or suspension relates. The Company will use all reasonable efforts to prevent the issuance of any such Stop Order or the suspension of any such qualification and, if any such Stop Order is issued or any such qualification is suspended, to obtain as soon as possible the withdrawal or revocation thereof, and will notify the Holders and their counsel at the earliest practicable date of the date on which the Holders may offer and sell Common Stock pursuant to the registration statement.

          (b) For as long as sales of Registrable Securities are permitted pursuant to a registration statement filed pursuant to this Section 2, the Company will notify the Holders and their counsel promptly of the occurrence of any event or the existence of any state of facts that, in the judgment of the Company, should be set forth in such registration statement. Immediately upon receipt of such notice, the Holders shall cease to offer or sell any Common Stock pursuant to such registration statement, cease to deliver or use such registration statement and, if so requested by the Company, return to the Company, at its expense, all copies (other than permanent file copies) of such registration statement. The Company will, as promptly as practicable, take such action as may be necessary to amend or supplement such registration statement in order to set forth or reflect such event or state of facts. The Company will furnish copies of such proposed amendment or supplement to the Holders and their counsel.

                                   SECTION 3
                                   ---------

                                 Miscellaneous
                                 -------------

    3.1   Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of California without giving effect to principles of conflicts of law thereunder.

    3.2   Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

    3.3   Entire Agreement; Amendment; Waiver.
          -----------------------------------

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          (a)  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

          (b) This Agreement may be amended or modified upon the written consent of the Company and holders in interest of not less than a majority of the aggregate of the Common Stock then held by the Stockholders.

          (c) Any provision of this Agreement may be waived with respect to rights of any Stockholder by a written instrument executed by holders in interest of not less than a majority of the aggregate of the Common Stock then held by the Stockholders.

    3.4   Notices.  All notices and other communications required or permitted
          -------
under this Agreement shall be in writing and shall be deemed effectively given upon personal delivery, upon delivery by a nationally recognized overnight courier service or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the Company at its address set forth on the signature page of this Agreement and to a Stockholder at his or her address set forth on the signature pages of this Agreement, or at such other address as any party may designate by ten days prior written notice given pursuant to the terms of this section.

    3.5   Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default occurring thereafter; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

    3.6   Separability.  In the event any provision of this Agreement shall be
          ------------
held to be invalid, illegal or unenforceable,

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the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

    3.7   Expenses.  Each party shall bear its own expenses and legal fees
          --------
incurred on its behalf with respect to this Agreement and the transactions contemplated hereby other than as expressly stated herein.

    3.8   Interpretation.  All parties have been assisted by counsel in the
          --------------
preparation and negotiation of this Agreement and the transactions contemplated hereby, and this Agreement shall be construed according to its fair language. The rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

    3.9   Titles.  The titles of the sections of this Agreement are for
          ------
convenience of reference only and are not to be considered in construing this Agreement.

    3.10  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one Agreement.

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

                                                 [Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


     JETFAX, INC.

     By:  /s/Allen K. Jones
          -----------------
          Allen K. Jones
          Vice President and Chief Financial Officer

          Address:
          1376 Willow Road
          Menlo Park, CA 94025


     EDWARD R. PRINCE, III

     /s/Edward R. Prince III
     -----------------------

          Address:
          c/o JetFax, Inc.
          1376 Willow Road
          Menlo Park, CA 94025


     LON B. RADIN

     /s/Lon B. Radin
     ---------------

          Address:
          c/o JetFax, Inc.
          1376 Willow Road
          Menlo Park, CA 94025


     VIRGINIA SNYDER

     /s/Virginia Snyder
     ------------------

          Address:
          2312 Arlene Drive
          Santa Clara, CA 95050

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